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                                                                   EXHIBIT 10.13

                                 PROMISSORY NOTE

USD 100,000,000                                                 DECEMBER 1, 1999

FOR VALUE RECEIVED, each of the undersigned, Quebecor World (USA) Inc. (formerly known as World Color Press Inc.) a Delaware corporation and Quebecor Printing
(USA) Holdings Inc., a Delaware corporation, jointly and severally, (each a "BORROWER," collectively, the "BORROWERS"), hereby promises to pay to the order of BANK OF AMERICA, N.A. ("LENDER") the principal sum of One Hundred Million U.S. dollars (USD 100,000,000) or, if less, the aggregate unpaid principal amount of all Loans made by Lender to Borrowers pursuant to the advising letters, dated as of July 23, 1999, August 11, 1999 and November 18, 1999 (such advising letters, as they may be amended, restated, extended, supplemented or otherwise modified from time to time, being hereinafter called the "LETTERS"), between Borrowers and Lender, on the Maturity Date. Borrowers further promise, jointly and severally, to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Letters.

The loan account records maintained by Lender shall at all times be conclusive evidence, absent manifest error, as to the amount of the Loans and payments thereon; PROVIDED, HOWEVER, that any failure to record any Loan or payment thereon or any error in doing so shall not limit or otherwise affect the obligation of the Borrowers to pay any amount owing with respect to the Loans.

Each advance, and accrued and unpaid interest thereon, shall be due and payable on demand, or if no demand is sooner made, on March 31, 2000.

QUEBECOR WORLD (USA) INC.                  QUEBECOR PRINTING (USA) HOLDINGS INC.
(formerly known as World
 Color Press, Inc.)

By:                                       By:
      --------------------------------          --------------------------------

Name:                                     Name:
      --------------------------------          --------------------------------

Title:                                    Title:
      --------------------------------          --------------------------------

By:                                       By:
      --------------------------------          --------------------------------

Name:                                     Name:
      --------------------------------          --------------------------------

Title:                                    Title:
      --------------------------------          --------------------------------


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                                    GUARANTY

        FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and, in consideration of any credit and/or financial accommodation heretofore or hereafter from time to time made or granted to QUEBECOR WORLD (USA) INC. (formerly knows as WORLD COLOR PRESS, INC.) and QUEBECOR PRINTING (USA) HOLDINGS INC. (each a "BORROWER," collectively, the "BORROWERS") by BANK OF AMERICA, N.A. and any other subsidiaries or affiliates of BankAmerica Corporation and its successors and assigns (collectively "LENDER") the undersigned Guarantor (whether one or more "GUARANTOR", and if more than one jointly and severally) hereby furnishes its guaranty of the Guaranteed Obligations (as hereinafter defined) as follows:

        1. GUARANTY. Guarantor hereby absolutely and unconditionally guarantees, as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of Borrowers to Lender arising under that certain US$100,000,000 Working Capital and Overdraft Facility dated as of July 23, 1999 between Borrowers and Lender, as amended from time to time (the "CREDIT AGREEMENT") and all instruments, agreements and other documents of every kind and nature now or hereafter executed in connection with the Credit Agreement (including all renewals, extensions and modifications thereof and all costs, attorneys' fees and expenses incurred by Lender in connection with the collection or enforcement thereof) (collectively, the "GUARANTEED OBLIGATIONS"). Lender's books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of Guarantor under this Guaranty.

        The joint and several liability of Guarantor under this Guaranty (exclusive of liability under any other guaranties executed by Guarantor) shall not exceed at any one time the total of (a) One Hundred Million U.S. Dollars ($100,000,000 USD), for the principal amount of the Guaranteed Obligations (the "MAXIMUM PRINCIPAL AMOUNT") and (b) all interest, fees, and other costs and expenses of Guarantor relating to or arising out of the Guaranteed Obligations or such part of the Guaranteed Obligations as shall not exceed the foregoing limitation. Lender may permit the Guaranteed Obligations of Borrowers to exceed the Maximum Principal Amount, and may apply any amounts received from any source, other than from Guarantor, to the unguaranteed portion of Borrowers' indebtedness.

        2. NO DEDUCTIONS. All payments by Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. In the event that Guarantor or Lender is required by law to make any such deduction or withholding, Guarantor agrees to pay on behalf of Lender such


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amount directly to the appropriate person or entity, or if the Guarantor cannot legally comply with the foregoing, Guarantor shall pay to Lender such additional amounts as will result in the receipt by Lender of the full amount payable hereunder. Guarantor shall promptly provide Lender with evidence of payment of any such amount made on Lender's behalf.

        3. NO TERMINATION. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of Lender or facilities provided by Lender with respect to the Guaranteed Obligations are terminated.

        4. WAIVER OF NOTICES. Guarantor waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. Guarantor further waives presentment, protest, notice, dishonor or default, demand for payment and any other notices to which Guarantor might otherwise be entitled.

        5. SUBROGATION. Guarantor shall exercise no right of subrogation, contribution or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of Lender or facilities provided by Lender with respect to the Guaranteed Obligations are terminated. If any amounts are paid to Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

        6. WAIVER OF SURETYSHIP DEFENSES. Guarantor agrees that Lender may, at any time and from time to time, and without notice to Guarantor, make any agreement with Borrowers or with any other person or entity liable on any of the Guaranteed Obligations or providing collateral as security for the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Obligations or any collateral (in whole or in part), or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations or the provision of collateral, all without in any way impairing, releasing, discharging or otherwise affecting the obligations of Guarantor under this Guaranty. Guarantor waives any defense arising by reason of any disability or other defense of Borrowers or any other guarantor, or the cessation from any cause whatsoever of the liability of Borrowers, or any claim that Guarantor's obligations exceed or are more burdensome than those of Borrowers and waives the benefit of any statute of limitations affecting the liability of Guarantor hereunder. Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against Borrowers and waives any benefit of and any right to participate in any security now or hereafter held by Lender. Further, Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of Guarantor.

        7. EXHAUSTION OF OTHER REMEDIES NOT REQUIRED. The obligations of Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations. Guarantor waives diligence by Lender and action on delinquency in respect of the


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Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring Lender to exhaust any right or remedy or to take any action against Borrowers, any other guarantor or any other person, entity or property before enforcing this Guaranty against Guarantor.

        8. REINSTATEMENT. Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is revoked, terminated, rescinded or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of either Borrower or any other person or entity or otherwise, as if such payment had not been made and whether or not Lender is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.

        9. SUBORDINATION. Guarantor hereby subordinates the payment of all obligations and indebtedness of Borrowers owing to Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of Borrowers to Guarantor as subrogee of Lender or resulting from Guarantor's performance under this Guaranty, to the indefeasible payment in full of all Guaranteed Obligations. If Lender so requests, any such obligation or indebtedness of Borrowers to Guarantor shall be enforced and performance received by Guarantor as trustee for Lender and the proceeds thereof shall be paid over to Lender on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Guarantor under this Guaranty.

        10. INFORMATION. Guarantor agrees to furnish promptly to Lender any and all financial or other information regarding Guarantor or its property as Lender may reasonably request in writing.

        11. STAY OF ACCELERATION. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, Bankruptcy or reorganization of either Borrower or any other person or entity, or otherwise, all such amounts shall nonetheless be payable by Guarantor immediately upon demand by Lender.

        12. EXPENSES. Guarantor shall pay on demand all out-of-pocket expenses (including reasonable attorneys' fees and expenses and the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of Lender's rights under this Guaranty, including any incurred in the preservation, protection or enforcement of any rights of Lender in any case commenced by or against Guarantor under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute. The obligations of Guarantor under the preceding sentence shall survive termination of this Guaranty.

        13. AMENDMENTS. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by Lender and Guarantor.

        14. NO WAIVER. No failure by Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

        15. ASSIGNMENT; GOVERNING LAWS; JURISDICTION. This Guaranty shall (a) bind Guarantor and its successors and assigns, PROVIDED that Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of Lender (and any attempted assignment without such consent shall be void), (b) inure to the benefit of Lender and its successors and assigns and Lender may, without notice to Guarantor and without affecting Guarantor's obligations hereunder, assign or sell participations in the Guaranteed Obligations and this Guaranty, in whole or in part, and (c) be governed by the internal laws of the State of New York. Guarantor hereby irrevocably (i) submits to the non-exclusive jurisdiction of any United States Federal or State court sitting in New York, New York in any action or proceeding arising out of or relating to this Guaranty, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. Service of process by Lender in connection with such action or proceeding shall be binding on Guarantor if sent to Guarantor by registered or certified mail at its address specified below. Guarantor agrees that Lender may disclose to any prospective purchaser and any purchaser of all or part of the Guaranteed Obligations any and all information in Lender's possession concerning Guarantor, this Guaranty and any security for this Guaranty.

        16. CONDITION OF BORROWERS. Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from Borrowers such information concerning the financial condition, business and operations of Borrowers as Guarantor requires, and that Lender has no duty, and Guarantor is not relying on Lender at any time to disclose to Guarantor any information relating to the business, operations or financial condition of Borrowers.

        17. SETOFF. If and to the extent any payment is not made when due hereunder, Lender may setoff and charge from time to time any amount so due against any or all of Guarantor's accounts or deposits with Lender.

        18. OTHER GUARANTEES. Unless otherwise agreed by Lender and Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by Guarantor for the benefit of Lender or any term or provision thereof.

        19. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants that (i) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (ii) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms; (iii) the making and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; (iv) all consents, approvals, licenses and authorizations of, and


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filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect; (v) by virtue of its relationship with Borrowers, the execution, delivery and performance of this Guaranty is for the direct benefit of Guarantor and it has received adequate consideration for this Guaranty; and (vi) the financial information, that has been delivered to Lender by or on behalf of Guarantor, is complete and correct in all respects and accurately presents the financial condition and the operational results of Guarantor and since the date of the most recent financial statements delivered to Lender, there has been no material adverse change in the financial or operational condition of Guarantor.

        20. WAIVER OF JURY TRIAL; FINAL AGREEMENT. TO THE EXTENT ALLOWED BY APPLICABLE LAW, GUARANTOR AND LENDER EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON OR ARISING OUT OF THIS GUARANTY. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        21. FOREIGN CURRENCY. If any claim arising under or related to this Guaranty is reduced to judgment denominated in a currency (the "JUDGMENT CURRENCY") other than the currencies in which the Guaranteed Obligations are denominated (collectively the "OBLIGATIONS CURRENCY"), the judgment shall be for the equivalent in the Judgment Currency of the amount of the claim denominated in the Obligations Currency included in the judgment, determined as of the date of judgment. The equivalent of any Obligations Currency amount in any Judgment Currency shall be calculated at the spot rate for the purchase of the Obligations Currency with the Judgment Currency quoted by Lender in the place of Lender's choice at or about 8:00 a.m. on the date for determination specified above. Guarantor shall indemnify Lender and hold Lender harmless from and against all loss or damage resulting from any change in exchange rates between the date any claim is reduced to judgment and the date of payment thereof by Guarantor.

        22. TAXES. If Guarantor makes a payment under this Guaranty to which withholding tax applies, then any taxes (other than taxes on net income (a) imposed by the country or any subdivision of the country in which Lender's principal office or actual lending office is located and (b) measured by the United States taxable income Lender would have received if all payments under or in respect of this Guaranty were exempt from taxes levied by Guarantor's country), are at any time imposed on any payments under or in respect of this Guaranty including, but not limited to, payments made pursuant to this Paragraph 22, Guarantor shall pay all such taxes and shall also pay to Lender, on demand, all additional amounts which Lender specifies as necessary to preserve the after-tax yield Lender would have received if such taxes had not been imposed.

        23. MAXIMUM PRINCIPAL AMOUNT. The Maximum Principal Amount is the amount set forth in Paragraph 1 in U. S. Dollar or its equivalent in the applicable Obligations Currency. In the event of an increase in market value of any of the Obligations Currency as compared to the United States Dollar before payment in full by Guarantor of its obligations under this Guaranty,


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the Maximum Principal Amount shall be increased by an amount of U. S. Dollars sufficient to purchase on the day of such payment, whether before or after settlement or judgment, the amount of such Obligations Currency to Lender in each of the Obligations Currencies. The exchange rate quotes determined as provided in Paragraph 21 will be applicable in determining the Maximum Principal Amount.

Executed under seal this ___ day of ________________, _____.

                                        QUEBECOR PRINTING INC.
                                        612, St. Jacques Street
                                        Montreal, Quebec
                                        Canada
                                        H3C 4M8

                                        By:
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                                        Name:
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                                        Title:
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